Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of International Gold Corp. (the "Company") on Form 10-Q for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Mark Walmesley,  President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 15th day of May, 2015

/s/ Mark Walmesley
Mark Walmesley President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer